Exhibit 10.8
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT 48

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment 48 (“Amendment”) to Special Business Provisions MS-65530-0016 is made as of the last date executed below (the “Effective Date”), by and between The Boeing Company, a Delaware Corporation ("Boeing"), and Spirit AeroSystems, Inc., a Delaware Corporation with its principal office in Wichita, Kansas (“Seller”). Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A. The Parties have entered into Special Business Provisions MS-65530-0016 (“SBP”), dated June 16, 2005.

B.     The most recent Amendment to the SBP is Amendment 47, dated May 5, 2020.

C.     The Parties wish to amend the SBP to incorporate some of the terms of the Memorandum of Agreement dated February 6, 2020 (“737 Production Rate Adjustment Rate and Other Settlements MOA”), and the first amendment to 737 Production Rate Adjustment Rate and Other Settlements MOA, dated May 5, 2020 (collectively, the “MOAs”), as set forth herein.
D.     All terms of the MOAs not expressly incorporated into the SBP as part of this Amendment will remain in full force and effect, except where the MOAs themselves recognize the expiration of such terms.

E.    In addition, in connection with General Terms Agreement Amendment 4, the Parties wish to amend SBP Attachment 23 as set forth herein.

Amendment No. 48                Spirit Aerosystems Inc.

NOW THEREFORE, the Parties agree as follows:

1.Agreement:

1.1The list of “AMENDMENTS” within the SBP is deleted in its entirety and replaced with the following:

“AMENDMENTS

Amendment Number	Description	Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick
R. Stone
2	Incorporate CCNs as listed in Amendment 2, Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick
J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick
J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu
W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu
R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu
M. Milan
7	Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.	7/28/2011	S. Hu
M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, and 16.	8/16/2013	C. Howell
M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel
M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/26/2014	B. Folden
R. Ast
11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1 Attachment 4, Section B.1, Attachments 9 and 15.	3/10/2015	C. Howell
R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky
R. Ast

Amendment No. 48                Spirit Aerosystems Inc.

13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor
K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock
R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL
17	Incorporate Attachment 29 – 777X Non-Recurring Agreement.	12/23/2015	A. Lucker
E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia Deleone
J. Reed
21	Revisions to Attachment 27. 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock
R. Grant
22	737 Max Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock
E. Bossler
23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive Agreement.	12/16/2016	D. Blaylock
E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1,2,7,9, and 14.	12/20/2016	L. Taylor
K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock
E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock
E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, updates to Attachment 1 and 9.	3/31/2017	B. Edwards
K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O’Connell
C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock
E. Bossler
30	Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.	9/22/2017	B. Edwards
W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock
E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock
E. Bossler

Amendment No. 48                Spirit Aerosystems Inc.

33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock
E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock
E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling [*****].	4/18/2018	D. Blaylock
J. O'Crowley
36	Revisions to Attachment 27, 737-10 Wing NRE.	6/20/2018	D. Blaylock
E. Bossler
37	Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW Non Recurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.	8/17/2018	H. Langowski
R. Grant
38	Revisions to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW	11/1/2018	T. Willis
E. Bossler
39	4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.	11/2/2018	K. Shipley
E. Bossler
40
SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2, D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”.
SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.

All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims
		1/30/2019	T. McGuigan
E. Bossler
41	Revisions to Attachment 29 777-9 Rate Tooling	3/27/2019	R. Velau D. Currie
42	Reserved	TBD	TBD TBD
43	Revisions to Attachment 1 Product Pricing	5/22/2019	K. Doolin R. Grant

Amendment No. 48                Spirit Aerosystems Inc.

44	Section 12.13.2 is deleted and replaced in its entirety	7/19/2019	B. Nix E. Bossler
45	Delete and Replace: -Section 6.3.8.b -Attachment 1, Exhibits D.1 and E.2	10/10/2019	K. Doolin R. Grant
46	Section 24.0 deleted and replaced Section 24.1 incorporated	10/3/2019	K. Doolin E. Bossler
47	SBP Attachment 1 Section 7.b) is deleted and replaced in its entirety SBP Attachment 1 Section 8.c) is deleted and replaced in its entirety	5/5/2020	A. Klotz L. Hampton
48
SBP Sections 5.2 and 5.2.1 are deleted and replaced in their entirety
Attachment 1, Sections 1.b, 1.c, 2.a.i, 2.b, 3, 2.c, and 7.a.ii, paragraph 1 are deleted and replaced in their entireties
Table 2 in Attachment 1, Sections 2.a, is deleted and replaced in its entirety
Attachment 1, Sections 2.a.vi, 2.a.vii, and 2.a.viii are deleted in their entireties
Attachment 2 is updated to included CCNs 12888, 12504R2, and 12568
Attachment 16, Sections b and c are deleted and replaced in their entireties
Attachment 23, Section XVIII.A. is deleted and replaced in its entirety
Attachment 29, Section 5.2.2 is deleted and replaced in its entirety
Attachment 29, Section 10.1.1 is deleted in its entirety
Attachment 29, Exhibit A is deleted and replaced in its entirety
		1/18/2021	L. Doyle E. Bossler
“
1.2    SBP Sections 5.2 and 5.2.1 are deleted in their entireties and replaced with the following:
“5.2    Recurring Payment

Payment for all shipments, unless otherwise provided under written agreement between the Parties, shall be net [*****] calendar days after the shipment date (the date items are received by the carrier from Seller). Except in the case of an Order requiring Pay-From Receipt, the date of payment is calculated from the later of (a) the date the items are delivered to Boeing at its manufacturing site, (b) the date of receipt of a correct and valid invoice or (c) the scheduled delivery date of such Product. Payment shall be done electronically as mutually agreed. Boeing agrees to promptly notify Seller if it receives an invoice Boeing believes to be incorrect.

All Payments are subject to adjustment for shortages, credits and rejections.

Amendment No. 48                Spirit Aerosystems Inc.

5.2.1    Non-Recurring Payment

Payment for all Non-Recurring Non-Tooling payments, unless otherwise provided under written agreement between the Parties, shall be net [*****] calendar days after receipt by Boeing of a correct and valid invoice.

Payment for all Non-Recurring Tooling payments, unless otherwise provided under written agreement between the Parties, shall be net [*****] calendar days after receipt by Boeing of a correct and valid invoice and, where required, a completed and approved certified tool list (CTL), (whichever is later).

Timing for non-recurring engineering, product development and test payments for Derivatives shall be tied to specific events as non-recurring effort progresses, which events shall not be limited to first shipset delivery and receipt by Boeing. Schedule of specific events to be mutually agreed upon for each engineering development effort (i.e. 25%, 50%, and 90% engineering release).

Future Product Development Projects will be supported up to forty (40) hours (includes technical consultation and the development of ROM work statement and schedules as required) before Seller is eligible for compensation under the Technical Services Agreement (TSA) or this SBP.

Attachment 4 contains the Engineering Delegation requirements for sustaining products that are part of this SBP and included in the part pricing in Attachment 1. All costs associated with Seller Engineering responsibility are included within Attachment 1 pricing for sustaining programs and will not be subject to additional payment from Boeing.

To maintain, repair, sustain , and replace Boeing's Tooling and to provide certain capital property, plant, and equipment (excluding leasehold improvements and real property) required to support Seller's activities under this Agreement , Boeing shall pay to Seller forty five million five hundred thousand dollars ($45,500,000) in 2007, an additional one hundred and sixteen million one hundred thousand dollars ($116,100,000) in 2008, and an additional one hundred and fifteen million four hundred thousand dollars ($115,400,000) in 2009 for such Tooling and property, plant, and equipment costs. Within each such year, the payments are to be made in equal quarterly installments within 15 days following each Invoice Date (as defined below) and shall not be affected by the

Amendment No. 48                Spirit Aerosystems Inc.

amount of costs set forth in the written list of costs delivered to Boeing on such Invoice Date pursuant to the following paragraph.

By March 15, June 15, September 15, and December 15 (each an "Invoice Date") of each of 2007, 2008, and 2009 , Seller will deliver to Boeing a written list of any Tooling and capital property, plant, and equipment (excluding leasehold improvements and real property) acquired after the Effective Date and prior to such Invoice Date (and not previously paid for by Boeing under this provision), and the costs thereof, the aggregate amount of which costs does not exceed the amount of the payment due within 15 days following such Invoice Date . Pursuant to the terms of Section 3.3.4.6, upon payment by Boeing, Boeing will acquire title to and ownership of the Tooling and property, plant and equipment described in such list free of liens, claims or rights of any third party.

In the event Boeing acquires title to and ownership of any property, plant and equipment from Seller pursuant to this Section 5.2.1, Seller shall continue to have the right to use such property, plant and equipment to the same extent it had such right prior to such acquisition by Boeing, without paying any additional consideration to Boeing, and the Parties shall undertake in good faith to enter into any documentation necessary to evidence such right. In addition, to the extent movable, any such property, plant and equipment acquired by Boeing shall remain at Seller's facility subject to the terms of the Agreement, including Boeing's rights under GTA sections 12.0 and 13.0 and SBP section 34.0, and Seller shall have the right to move any such movable property, plant and equipment in accordance with its use thereof and with the terms of the Agreement.

If Boeing acquires title to and ownership of any property, plant and equipment pursuant to this Section 5.2.1, then paragraphs (1) and (2) are also applicable.

(1)Seller shall bear the risk of loss and shall provide at no cost to Boeing on Boeing's behalf as the owner thereof, control, accountability, care, storage, maintenance, and insurance for such property, plant and equipment to the same extent Seller generally provides such services with respect to property, plant and equipment owned by Seller; it being understood, however, that Boeing as the owner thereof bears the

Amendment No. 48                Spirit Aerosystems Inc.

economic burden of any applicable depreciation and obsolescence for such property, plant and equipment;

(2)Seller shall not create or be responsible for the creation by others, any lien, claim or right of any person or entity other than the rights of Boeing, in respect of any property, plant and equipment, to which Boeing acquires title to and ownership of pursuant to this Section 5.2.1.

To the extent Seller did not incur Tooling or capital property, plant, and equipment (excluding leasehold improvements and real property) costs prior to any Invoice Date which were not previously paid for by Boeing under this provision, in an amount equivalent to the amount paid by Boeing within 15 days following such Invoice Date, the excess amount shall be allocated to other assets not owned by Boeing, in a manner to be mutually determined by Buyer and Seller at that time. For the avoidance of doubt, Boeing will acquire title to and ownership of the other assets to which the excess amounts are allocated free of liens, claims or rights of any third party, provided that such excess amounts allocated are equal to the book value of such other assets.”

1.3SBP Attachment 1, Sections 1.b and 1.c, are deleted in their entireties and replaced with the following:
“b)    The pricing as set forth in section 2 is for the pricing period January 1, 2016, through December 31, 2033. The pricing as set forth in sections, 5, and 7 (for 777X and 777 other than 300ER and 200LR) is for the pricing period January 1, 2016, through December 31, 2030. The pricing as set forth in sections 4 and 7 (for 777 300ER and 200LR only) is for life of each respective Program Airplane so long as such models remain in continuous production. The periods specified in this subsection b) are referred to as the “Pricing Period” for the applicable Program Airplane.
c)    The pricing on and after January 1, 2034, for section 2, and on and after January 2, 2031, for sections 5, and 7 (for 777X and 777 other than 300ER and 200LR) will be negotiated by the Parties, and the Parties will begin negotiating twenty-four (24) months prior to those respective dates.
i.    Pricing on and after January 1, 2034 for 737 NG / MAX will take into account market dynamics, productivity improvements and other cost reductions

Amendment No. 48                Spirit Aerosystems Inc.

resulting from increases in rates above [*****] APM, if Boeing is then producing at such rates.”
1.4Table 2 in SBP Attachment 1, section 2.a, is deleted in its entirety and replaced with the following:
“

Table 2 - 737 Pricing Reference Table
Production Rate	2016	2017	2018	2019	2020	2021	2022	2023 -2033
[*****] through [*****]	n/a	n/a	n/a	n/a	Col E*	Col F	Col F	Col F
[*****] through [*****]	n/a	n/a	n/a	Col C	Col E	Col E	Col E	Col D
[*****] through [*****]	n/a	n/a	Col B	Col C	Col C	Col C	Col C	Col C
[*****] through [*****]	Col A	Col A	Col B	Col B	Col B	Col B	Col B	Col B
[*****] through [*****]	Col A	Col A	Col B	Col A	Col A	Col A	Col A	Col A
[*****] through [*****]	n/a	n/a	n/a	Col G	Col G	Col G	Col G	Col G
[*****] through [*****]	n/a	n/a	n/a	Col H	Col H	Col H	Col H	Col H
Less than [*****]	n/a	n/a	n/a	Col I	Col I	Col I	Col I	Col I
“
1.5SBP Attachment 1, Section 2.a.i, is deleted in its entirety and replaced with the following:

“
i.The pricing referenced in Table 2 (737 Pricing Reference Table) shall take effect for deliveries beginning in the month that Boeing orders at a new rate, whether such Price adjustment results in an increase or decrease in Price."

1.6SBP Attachment 1, Sections 2.a.vi, 2.a.vii, and 2.a.viii, are deleted in their entireties and marked “RESERVED”.

1.7SBP Attachment 1, Section 2.b, is deleted in its entirety and replaced with the following:
“b)    737 Interim Pricing

Amendment No. 48                Spirit Aerosystems Inc.

i.    During the Interim Pricing Period, interim pricing for 737 shall be determined using the last buy pricing in 2033 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1.
ii.    Notwithstanding the interim pricing set forth in this Section, the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2033.
iii.    At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.”
1.8SBP Attachment 1, Section 3 is deleted in its entirety and replaced with the following:
“3.    737 P-8 INTERIM PRICING
During the Interim Pricing Period, interim pricing for 737 P-8 shall be determined using the last buy pricing in 2033 as the baseline, and escalated or de-escalated using the indices and methodology provided in SBP Section 4.1.1.
Notwithstanding the interim pricing set forth in this Section 3, the Parties will use the dispute resolution process in GTA Section 33.0 to determine reasonable pricing if pricing is not agreed upon by December 31, 2033.
At the earlier of such time as: (i) the Parties agree to follow-on pricing; or (ii) pricing is established in accordance with GTA Section 33.0 and this SBP Attachment 1, the Parties will reconcile interim pricing with the follow-on pricing and a corresponding debit or credit as applicable will be made retroactive to the day after the end of the Pricing Period.”
1.9SBP Attachment 1, Section 2.c, is deleted in its entirety and replaced with the following:
“

Amendment No. 48                Spirit Aerosystems Inc.

c)Additional 737 MAX Pricing
i.737-8200 Delta Price

a.The Parties agree to negotiate a delta price for the 737-8200 MAX based on the 737-8 MAX configuration through Post Rev [*****] as defined in SBP Attachment 1 Section 2.d)i and 2.d)ii, and the Prices listed in Attachment 1 Exhibit(s) B.1 and B.2 . Until such price is negotiated, the agreed interim pricing is the then current pricing for the 737-8 MAX. The Parties agree pricing will be negotiated and agreed upon within [*****] days after the first Seller delivery of the 737-8200 fuselage to Boeing. At such time as a subsequent pricing agreement has been achieved, the Parties will reconcile interim pricing with the agreed-upon pricing, and a corresponding debit or credit as applicable will be made.

b.The 737-8200 delta price (as described in Section 2.c)i.a above) has been settled as part of SBP Amendment 40 and the provisions addressing the 737-8200 delta price settlement are retained in Section 2.c)i.a for historical purposes. The 737-8200 delta price value is a delta increase of $[*****] over the then current Non-Discounted Price of the 737-8 (in complete settlement of, and based upon the configuration contained within, Seller’s proposal ref# [*****] dated [*****]) per applicable Shipset beginning with the first 737-8200. Boeing will update Orders to account for the 737-8200 Production Article Price increases in accordance with the 737-8200 Order Update Schedule noted below.

c.Boeing will issue updated recurring Orders no later than [*****] for Production Articles delivered on and after [*****]; such Orders will include the Prices for the 737-8200 contained in Exhibits B and B.1 of SBP Attachment 1 as amended by SBP Amendment 40.

Amendment No. 48                Spirit Aerosystems Inc.

d.Reconciliation for any 737-8200 Shipsets delivered prior to [*****] will be completed in accordance with Section 5 of the Collective Resolution 2.0 Memorandum of Agreement executed by the Parties on December 21, 2018.

ii.737-10 MAX Delta Price

a.The Parties agree to negotiate a delta price for the 737-10 MAX based on the 737-9 MAX configuration through 737-9 Post Rev [*****] as defined in SBP Attachment 1 Section 2.d)iii and 2.d)iv below and the Prices listed in Attachment 1 Exhibit B.1 and B.2. Until such price is negotiated, the agreed interim pricing is the then current pricing for the 737-9 MAX. The Parties agree pricing will be negotiated and agreed upon within [*****] days after the first Seller delivery of the 737-10 fuselage to Boeing. At such time as a subsequent pricing agreement has been achieved, the Parties will reconcile interim pricing with the agreed-upon pricing, and a corresponding debit or credit as applicable will be made.

b.The 737-10 delta price value (as described in Section 2.c)ii.a above) has been settled as part of SBP Amendment 48 and the provisions addressing the 737-10 MAX delta price settlement are retained in Section 2.c)ii.a for historical purposes. The 737-10 delta price value is a delta increase of $[*****] over the then current Non-Discounted Price of the 737-9. The Parties have reconciled the 737-10 Price allocation among the associated work packages, adjusted the POs accordingly, and will amend Attachment 1, Exhibits B.1 and B.2 with the updated Prices as part of a future amendment.
iii.737 MAX Minor Models
a.The Parties agree, pricing for all 737 MAX minor models shall utilize the same production

Amendment No. 48                Spirit Aerosystems Inc.

rate-based discount methodology as described in SBP Attachment 1 Section 2.a) and 2.b).”

1.10SBP Attachment 1, Section 7.a.ii is deleted in its entirety and replaced with the following:
“
ii.Boeing will pay Seller a recurring Price of $[*****] per Shipset [*****] combined 777-8 and 777-9 Shipsets. Boeing will pay Seller a recurring Price of $[*****] from Shipset [*****] and all subsequent 777-9 Shipsets through December 31, 2030. These Prices are inclusive of all changes to the 777-9 for which engineering has been released through [*****].

a.The Parties will reconcile the pricing set forth above in this SBP Attachment 1 Section 7 with the interim pricing paid by Boeing to Seller for 777-9 Production Articles delivered prior to the effective date of SBP Amendment 40 via a payment with the following schedule:

i.Boeing will issue a reconciliation Order no later than [*****].

ii.Spirit will submit the reconciliation invoice to Boeing no later than [*****].

iii.Spirit will submit the reconciliation invoice no later than [*****].

b.The foregoing Prices in SBP Attachment 1, Section 7.a.ii above will be reduced, for the incorporation of [*****], by $[*****] per Shipset for the [*****] of CCN incorporation and by $[*****] per Shipset for [*****] and on to account for the [*****] associated with [*****]. The Parties will update the Prices in SBP Attachment 1, Exhibit F.1, accordingly, as part of a future amendment. Boeing has paid Seller $[*****] for incorporation of [*****] and the related [*****] prior to Seller’s in-sequence incorporation.”

Amendment No. 48                Spirit Aerosystems Inc.

1.11SBP Attachment 2 is updated to include CCNs 12288, 12504R2, and 12568.

1.12SBP Attachment 16, Sections b and c are deleted in their entireties and replaced with the following:

“b)    ATA Stringers Pricing

The pricing set forth in this Attachment 16 for ATA Stringers is from January 1, 2016 through December 31, 2033. For the purpose of this SBP Attachment 16, Non-Discounted ATA Stringer Price means the pricing prior to application of production rate-based discounts as described in SBP Attachment 1 Table 1. Non-Discounted ATA Stringer Prices are listed in SBP Attachment 16 Exhibit A.
The Parties agree the SBP Attachment 1 Table 2 (737 Pricing Reference Table) shall be utilized for ATA Stringers throughout the pricing period. Column pricing for ATA Stringer prices are identified in Attachment 16 Exhibit A.

For the avoidance of doubt, ATA Stringer pricing from January 1, 2016 through December 31, 2033, shall be subject to the same discount methodology as set forth in SBP Attachment 1 Section 2.a). Such ATA Stringer prices are reflected in SBP Attachment 16 Exhibit A.

c)    ATA Stringers Interim Pricing

ATA Stringer pricing on and after January 1, 2034, shall be subject to the same interim pricing methodology as set forth in SBP Attachment 1 Section 2.b), excluding 2.b)ii.”

1.13SBP Attachment 29, Section 5.2.2, is deleted in its entirety and replaced with the following:

“5.2.2    Boeing will reimburse Seller for validated costs incurred in performance of the Non-Recurring Tooling Work including, but not limited to, [*****] expense as set forth in Exhibit [E] submittal form. Labor will be priced in accordance with the labor rates in Section 5.3. Each individual Initial Tooling and Rate Tooling NTE Amount as identified in Exhibit [A] is deemed to be reduced by [*****] respectively until all Certified Tool Lists (CTLs) pertaining to the particular NTE Amount at issue are submitted and approved by Boeing.

Amendment No. 48                Spirit Aerosystems Inc.

Upon submittal of all CTL records associated with each Tooling NTE Amount, such deemed reduction shall no longer apply, and Boeing will pay Seller any remaining amount due for tooling costs incurred up to the Tooling NTE Amount as set forth in Exhibit [A]. As a part of SBP Amendment 48, the Parties have settled, and Seller has been paid, for Initial Tooling. Changes affecting Tooling that are made after January 1, 2020, are subject to the standard change provisions of the SBP (e.g., Sections 6.0 and 7.0).”

1.14SBP Attachment 29, Section 10.1.1, is deleted in its entirety and marked “RESERVED”.

1.15SBP Attachment 29, Exhibit A, is deleted in its entirety and replaced with the following:
“Exhibit A: Tooling [*****] Amount

777X [*****] Tooling Amounts	[*****]	IDAS Configuration
Initial Tooling [*****] (Fuselage, Wing, and Propulsion) Amount	$[*****]	[*****]

777X [*****] Tooling Amounts	[*****]	Configuration
Rate Tooling [*****] (Fuselage, Wing, and Propulsion) Amount	$[*****]	Not inclusive of the following changes: [*****]

“
1.16SBP Attachment 23, Section XVIII.A. is deleted and replaced with the following:

“A. Reference GTA Section 21.2 for the applicable government requirements.”
2.Miscellaneous.

2.1All other provisions of the SBP remain unchanged and in full force and effect.

Amendment No. 48                Spirit Aerosystems Inc.

2.2This Amendment constitutes the complete and exclusive agreement between the Parties with respect to the subject matter hereof and cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral. For purposes of clarity, those provisions of the MOAs not expressly incorporated into this Amendment shall continue unaffected.
3.Governing Law.
This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

EXECUTED in duplicate as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY            SPIRIT AEROSYSTEMS INC.
BOEING COMMERCIAL AIRPLANES

Signature: __/s/Lindsey Doyle    Signature: __/s/Eric Bossler

Printed Name: Lindsey Doyle    Printed Name: Eric Bossler

Title: Procurement Agent        Title: ___Contracts Specialist

Date: _January 18, 2021        Date: ___January 18, 2021

Amendment No. 48                Spirit Aerosystems Inc.